Filed pursuant to Rule 497(e)
Registration Nos. 333-174574; 811-22563

MAIRS & POWER FUNDS TRUST
Mairs & Power Small Cap Fund
June 17th, 2021

Supplement to the Statement of Additional Information (“SAI”), dated April 30, 2021

The following supplements the “Investment Strategies and Risks” section beginning on page 3 of the SAI:

Special Purpose Acquisition Companies. As a non-principal strategy, the Small Cap Fund may invest in stock and warrants of special purpose acquisition companies (“SPACs”) or similar special purpose entities that pool funds to seek potential acquisition opportunities. Unless and until an acquisition is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. Government securities, money market fund securities, and cash. If an acquisition that meets the requirements for the SPAC is not completed within a pre-established period of time, the invested funds are returned to the entity’s shareholders, less certain permitted expenses, and any warrants issued by the SPAC will expire worthless. Because SPACs and similar entities are in essence blank check companies without an operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. In addition, these securities may be traded in the over-the-counter market, may be considered illiquid and/or be subject to restrictions on resale.

* * * * *
Please retain this supplement for your reference.